Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[VALUE ARTWORK]


VALUE EQUITY

Semiannual Report
2002
















DELAWARE
Small Cap Value Fund








Logo POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience

[ ] Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

[ ] We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

[ ] We strive to deliver consistently good performance in all asset classes.

[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

[ ] We are committed to providing the highest standards of client service.

[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[ ] We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

    Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Table
  of Contents

Letter to Shareholders                                          1
Portfolio Management Review                                     3
At Delaware                                                     5
Performance Summary                                             6
Financial Statements:
  Statement of Net Assets                                       7
  Statement of Operations                                      10
  Statements of Changes in Net Assets                          11
  Financial Highlights                                         12
  Notes to Financial Statements                                16

Letter                                            Delaware Small Cap Value Fund
  to Shareholders                                 June 11, 2002


Recap of Events

As the Fund's last fiscal year came to a close on November 30, 2001, the U.S. economy was still reeling from the events of September 11, while the stock market was in the midst of a rally off its early-autumn lows. During the six months ended May 31, 2002, the economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

Although the recession has not been declared over, the U.S. Department of Commerce reported that the economy grew by an annualized rate of +6.1% in the first quarter of 2002, as measured by Gross Domestic Product (GDP). However, unemployment rates continued to rise, peaking at a 7 1/2 year high of 6% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts
(11 reductions to the fed funds interest rate throughout 2001) are likely beginning to take effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Small-cap stocks have enjoyed strong performance in recent months. More economically sensitive sectors have generally fared better than their more defensive counterparts. These strong sectors included basic industries (papers, chemicals, and forest products), capital spending stocks (engineering and construction as well as agricultural equipment), consumer cyclicals (homebuilders, furniture manufacturers, and appliances) and consumer services, such as retail.

Utilities and healthcare companies performed less well, although they both experienced positive returns. The technology sector, a poor bet at the period's beginning, continued to lose ground. The technology sector of the Russell 2000 Index experienced a -5 percent loss; technology was the small-cap value universe's only sector showing negative performance during the period.

Delaware Small Cap Value Fund returned +18.42% for the six-month period ended May 31, 2002 (Class A shares at net asset value with distributions reinvested). The Fund outperformed its benchmark, the Russell 2000 Value Index, which gained a healthy +16.40% for the period. It also outperformed the Lipper Small Cap Value Funds Average, which rose +14.83%.

Market Outlook

For the broad market, we continue to expect a lot of volatility, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Investors will need compelling reasons to begin buying and holding stocks again, which should happen naturally once corporations begin reporting profit growth amidst the economic recovery.

Total Return
For the period ended May 31, 2002                           Six Months
Delaware Small Cap Value Fund - Class A Shares                +18.42%
Lipper Small Cap Value Funds Average (313 funds)              +14.83%
Russell 2000 Value Index                                      +16.40%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Small Cap Value Funds Average represents the average return of small cap value mutual funds tracked by Lipper (Source: Lipper Inc.).
The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability in the coming months. Due to the modest expected rate of economic recovery, we do not expect to see any fed funds rate increases for at least several months.

Small-cap stocks have enjoyed an excellent run over the last year, both in absolute terms and especially when compared to the rest of the U.S. stock market. We caution investors from expecting continued outsized returns from a volatile market, but we do expect that small-caps in general will continue to provide superior opportunities for long-term growth. We remind investors that it is important to maintain diversification through difficult markets. As a result, we encourage you to consult your financial advisor about the role small-cap stocks play in your investment portfolio.

We wish you the best during the second half of 2002.

Sincerely,



/s/ Charles E. Haldeman, Jr.
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                         Delaware Small Cap Value Fund
  Management Review                               June 11, 2002


Fund Manager
Christopher S. Beck
Senior Portfolio Manager

The Fund's Results
Small-cap value stocks performed well during the six-month period ended May 31, 2002. More specifically, value stocks became more attractive to small-cap investors than their growth-stock counterparts, as the economic recovery appeared subdued and questions about corporate accounting practices dragged down performance in the broader markets.

Delaware Small Cap Value Fund gained +18.42% (Class A shares at net asset value with distributions reinvested) during the six months ended May 31, 2002. The Fund outperformed the Russell 2000 Value Index, which gained +16.40%, and the Lipper Small Cap Value Funds Average, which gained +14.83% during the same period.

Portfolio Highlights

During this six-month period, your Fund was positioned to profit from improving market conditions. It was more heavily weighted than our benchmark index in basic industries, capital spending, consumer cyclicals, and energy. We were neutrally weighted in consumer services--a sector that performed well, and in which we benefited from favorable stock selection.

Although the Fund benefited from the positive returns seen among small-cap financial stocks, the gains made by our holdings in this sector were sub-par for the period.

In consumer cyclicals we benefited from holdings like KB Home, which gained 54 percent for the six months, and Furniture Brands International, which rose 44 percent. We also profited from our small position in MDC Corp., which appreciated more than 50 percent. We sold this stock in the spring in order to capture profits from a fairly large position. We also sold smaller amounts of stock throughout this sector, generally for the same reasons.

In basic industries, the Fund gained from holding Freeport-McMoran Copper and Gold, as investors bid the stock up based on a rise in gold prices. A.O. Smith, which manufactures electric motors and water heaters, also gained significantly as its inventory situation improved, brightening the outlook for the company. On the other hand, Crown Cork & Seal lost 21 percent in this sector. We are hopeful that this beverage can maker will gain ground again as it pays down debt. We added to our position in Crown Cork & Seal as the stock price reached increasingly attractive valuations.

Agricultural equipment maker AGCO was the Fund's big gainer in the capital spending sector. AGCO stocks benefited from crop prices that were fairly stable, low interest rates, and the Federal farm bill, which will likely help farm-based economies.

The healthcare sector of the Russell 2000 Value Index fell four percent in the period while the Fund's healthcare holdings declined even more. We sold our holding in nursing home chain Beverly Enterprises in May, when it was down 11 percent. We feel that a static Medicare and Medicaid budget contributed to this loss.

Technology, which lost five percent, was the sole sector in the benchmark index to post negative performance. The Fund gained from positions in defense and aerospace stocks, yet those profits were countered by Mercury Computer Systems, which we sold at a loss during the period. Symbol Technologies, a producer of wireless bar code scanners and other electronic inventory solutions, was another poor-performing technology-related holding. We have retained our small position in Symbol, largely on the belief that the stock's performance can improve alongside a prospering retail sector.

Outlook
The U.S. stock market will have a tough time over the remainder of the year if there is no year-over-year earnings improvement on the horizon. However, we believe that the economy is in the midst of recovery and that earnings can be expected to improve, if only to a small degree. Given the current landscape, we continue to look for defensive stocks to improve, as economically sensitive stocks continue positive performance.

Regardless of the general market environment, we will continue to utilize our stock picking discipline, which has served your Fund well over the years by focusing on corporate cash flows and free cash flows. We have no plans for a major strategy change as we go forward, and believe that Delaware Small Cap Value Fund continues to provide an excellent vehicle for investors who wish to add small-cap stocks to a diversified investment portfolio.

Delaware Small Cap Value Fund
Top 10 Holdings
As of May 31, 2002

                                                                    Percentage
Company                                 Industry                   of Net Assets
--------------------------------------------------------------------------------
1.  Constellation Brands                Food, Beverage, & Tobacco      2.19%
--------------------------------------------------------------------------------
2.  Pan Pacific Retail
    Properties                          REITs                          1.95%
--------------------------------------------------------------------------------
3.  Pactiv                              Basic Industries               1.89%
--------------------------------------------------------------------------------
4.  RenaissanceRe Holdings              Insurance                      1.76%
--------------------------------------------------------------------------------
5.  Compass Banchshares                 Banking & Finance              1.76%
--------------------------------------------------------------------------------
6.  Federal Signal                      Basic Industries               1.68%
--------------------------------------------------------------------------------
7.  Ocean Energy                        Energy                         1.68%
--------------------------------------------------------------------------------
8.  Prentiss Properties Trust           REITs                          1.59%
--------------------------------------------------------------------------------
9.  KB Home                             Building & Materials           1.55%
--------------------------------------------------------------------------------
10. Associated Banc-Corp                Banking & Finance              1.55%
--------------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

[ ] Astute security selection is essential when seeking a performance advantage.

[ ] Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

Five Specialized Centers of Expertise
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

[ ] U.S. growth equity
[ ] U.S. value equity
[ ] U.S. fixed income
[ ] International and global
[ ] U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

The Independent Research Advantage
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery                                      [GRAPHIC OMITTED]
                                                        e:delivery logo

Want to reduce paper clutter?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Delaware Small Cap Value


Fund Basics
As of May 31, 2002
--------------------------------------------
Fund Objective:
The Fund seeks capital appreciation.
--------------------------------------------
Total Fund Net Assets:
$404.16 million
--------------------------------------------
Number of Holdings:
120
--------------------------------------------
Fund Start Date:
June 24, 1987
--------------------------------------------
Your Fund Managers:
Christopher S. Beck holds a bachelor's degree form the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been in the investment business for 20 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company.
--------------------------------------------
Nasdaq Symbols:
Class A  DEVLX
Class B  DEVBX
Class C  DEVCX


Fund Performance
Average Annual Total Returns
Through May 31, 2002                                         Lifetime    10 Years     Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 6/24/87)
Excluding Sales Charge                                        +13.57%     +12.74%       +9.49%      +16.28%
Including Sales Charge                                        +13.12%     +12.08%       +8.20%      + 9.60%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                                        +11.84%                   +8.73%      +15.47%
Including Sales Charge                                        +11.84%                   +8.45%      +10.47%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                        +12.18%                   +8.75%      +15.52%
Including Sales Charge                                        +12.18%                   +8.75%      +14.52%
-----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 6/24/87), 10-year, five-year, and one-year periods ended May 31, 2002 for Delaware Small Cap Value Fund's Institutional Class were +13.79%, +13.07%, +9.83% and +16.68%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

While investing in smaller stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk.

NASDAQ Institutional Class symbol: DEVIX

                                                   Delaware Small Cap Value Fund
                                                   May 31, 2002 (Unaudited)

Statement
  of Net Assets


                                                         Number of     Market
                                                          Shares       Value

Common Stock - 96.22%
Aerospace & Defense - 1.46%
 +DRS Technologies                                         104,500  $ 4,096,400
 +Herley Industries                                         18,800      385,400
 +Integrated Defense Technologies                           48,300    1,415,190
                                                                    -----------
                                                                      5,896,990
                                                                    -----------
Automobiles & Automotive Parts - 0.88%
 +Lear                                                      76,900    3,554,318
                                                                    -----------
                                                                      3,554,318
                                                                    -----------
Banking & Finance - 7.52%
  Associated Banc-Corp                                     165,205    6,253,009
  Colonial BancGroup                                       370,400    5,704,160
  Commerical Federal                                       142,600    4,106,880
  Compass Bancshares                                       204,200    7,106,160
  East West Bancorp                                         97,400    3,289,198
  Riggs National Corporation                               188,300    2,826,383
 +Sterling Financial/Spokane                                48,760    1,116,604
                                                                    -----------
                                                                     30,402,394
                                                                    -----------
Basic Industries - 17.18%
 *A.O. Smith                                                93,700    2,792,260
  Allegheny Technologies                                   178,900    3,141,484
*+Armor Holdings                                            78,200    2,048,840
  Ball                                                     142,500    5,925,150
  Crane                                                    164,500    4,561,585
 +Crown Cork & Seal                                        297,400    2,468,420
 +Cytec Industries                                          18,600      576,414
 *Federal Signal                                           268,500    6,793,050
  Florida Rock Industries                                   85,100    3,284,860
*+Freeport-McMoran Copper & Gold                           141,700    2,798,575
  Gibraltar Steel                                           87,600    2,080,500
 +Griffon                                                  359,160    6,213,468
  H.B. Fuller                                              105,600    3,046,560
 *MacDermid                                                127,400    2,604,056
  OM Group                                                  68,200    4,473,920
 +Pactiv                                                   330,000    7,646,100
  Spartech                                                  90,900    2,299,770
 *Texas Industries                                          74,800    2,820,708
  Universal Forest Products                                 45,100    1,112,617
  Wausau-Mosinee Paper                                     207,300    2,773,674
                                                                    -----------
                                                                     69,462,011
                                                                    -----------
Building & Materials - 3.25%
  KB Home                                                  121,600    6,266,048
  Pulte Homes                                              101,700    5,515,191
 +WCI Communities                                           46,200    1,339,800
                                                                    -----------
                                                                     13,121,039
                                                                    -----------
Business Services - 1.31%
 +Bell Microproducts                                       116,600    1,200,980
 +Global Imaging Systems                                   100,900    1,730,435
  Handleman                                                198,400    2,380,800
                                                                    -----------
                                                                      5,312,215
                                                                    -----------
Cable, Media & Publishing - 0.56%
  Belo Class A                                              94,200    2,257,032
                                                                    -----------
                                                                      2,257,032
                                                                    -----------

                                                         Number of     Market
                                                          Shares       Value



Common Stock (continued)
Capital Spending - 7.91%
  AGCO                                                     183,000  $ 3,797,250
 *Briggs & Stratton                                         74,100    3,039,582
 +Chase Industries                                         107,200    1,361,440
  Cummins Engine                                            62,800    2,311,668
  Granite Construction                                      85,000    1,964,350
  Harsco                                                    86,600    3,453,608
 +Jacobs Engineering Group                                 128,000    4,913,920
  Kaydon                                                   150,900    3,908,310
 +Mueller Industries                                        76,300    2,528,582
 +Terex                                                    184,102    4,676,191
                                                                    -----------
                                                                     31,954,901
                                                                    -----------
Consumer Durables - 2.49%
 +Aftermarket Technology                                    37,100      879,975
 +Furniture Brands International                           125,400    4,743,882
 +Keystone Automotive Industries                            73,100    1,453,228
 *La-Z-Boy                                                 106,300    2,976,400
                                                                    -----------
                                                                     10,053,485
                                                                    -----------
Consumer Services - 1.04%
 +Rent-A-Center                                             74,000    4,199,500
                                                                    -----------
                                                                      4,199,500
                                                                    -----------
Energy - 7.42%
 +Cal Dive International                                   146,200    3,523,420
 *Chesapeake Energy                                        421,100    3,166,672
 +Comstock Resources                                       323,800    2,674,588
  Helmerich & Payne                                         74,600    2,849,720
*+Magnum Hunter Resources                                  275,000    2,081,750
  NUI                                                      111,700    2,846,116
  Ocean Energy                                             305,300    6,786,819
  Southwest Gas                                            147,200    3,578,432
 +Westport Resources                                       143,900    2,485,153
                                                                    -----------
                                                                     29,992,670
                                                                    -----------
Food, Beverage & Tobacco - 3.65%
  Bunge Limited                                            112,700    2,456,860
 +Constellation Brands                                     300,200    8,846,894
 +International Multifoods                                 129,900    3,441,051
                                                                    -----------
                                                                     14,744,805
                                                                    -----------
Healthcare & Pharmaceuticals - 3.80%
*+Community Health Systems                                 154,600    4,551,424
 *Cooper Companies                                          70,400    3,520,704
  D & K Healthcare Resources                                56,600    1,894,968
 +Kindred Healthcare                                        39,200    1,736,952
 *Owens & Minor                                            146,200    2,757,332
 +QuadraMed                                                146,800      891,076
                                                                    -----------
                                                                     15,352,456
                                                                    -----------
Insurance - 8.07%
  AmerUs Group                                             109,400    3,878,230
  Arthur J. Gallagher                                      151,900    5,354,475
  Harleysville Group                                       106,400    2,883,440
  PartnerRe                                                104,500    5,275,160
  Presidential Life                                        126,400    2,783,328

                                                   Delaware Small Cap Value Fund



Statement
of Net Assets (continued)


                                                         Number of     Market
                                                          Shares       Value

Common Stock (continued)
Insurance (continued)
  RenaissanceRe Holdings                                   192,600  $ 7,126,200
  W.R. Berkley                                              90,200    5,319,094
                                                                    -----------
                                                                     32,619,927
                                                                    -----------
Leisure, Lodging & Entertainment - 2.16%
 +Jack in the Box                                          129,000    4,165,410
*+Rare Hospitality International                           161,700    4,551,855
                                                                    -----------
                                                                      8,717,265
                                                                    -----------
REITs - 5.70%
  Mack-Cali Realty                                         130,900    4,559,247
  Pan Pacific Retail Properties                            249,200    7,894,656
  Prentiss Properties Trust                                200,000    6,410,000
  Reckson Associates Realty                                166,300    4,182,445
                                                                    -----------
                                                                     23,046,348
                                                                    -----------
Retail - 8.00%
 +Abercrombie & Fitch Class A                               83,900    2,433,100
 +Barnes & Noble                                           145,200    4,467,804
*+Bebe Stores                                              136,700    2,534,418
*+Department 56                                             91,700    1,650,600
 +Gadzooks                                                  84,700    1,080,772
 +Goody's Family Clothing                                  166,800    1,696,356
 +Gymboree                                                 158,200    2,594,480
 +Oakley                                                   186,100    3,416,796
  Phillips-Van Heusen                                      143,900    2,259,230
 +Shoe Carnival                                             84,900    1,613,100
 +Take-Two Interactive Software                            150,700    3,868,469
 +The Sports Authority                                     134,100    1,725,867
 +Whitehall Jewellers                                       23,500      503,135
  Wolverine World Wide                                     141,400    2,498,538
                                                                    -----------
                                                                     32,342,665
                                                                    -----------
Technology - 7.28%
 +Actel                                                    119,500    2,939,700
*+ASM International N.V.                                   148,400    2,878,960
  Inter-Tel                                                131,300    2,481,570
 +International Rectifier                                   87,800    4,123,966
*+Merix                                                    142,300    2,461,790
 +Nanometrics                                               95,700    1,622,115
*+Photon Dynamics                                           71,100    2,871,018
 +Photronics                                               100,600    2,300,722
 +Plexus                                                    12,200      275,842
  Symbol Technologies                                      218,200    1,869,974
 +Tech Data                                                 76,400    3,076,628
*+Veeco Instruments                                         85,900    2,503,212
                                                                    -----------
                                                                     29,405,497
                                                                    -----------
Telecommunications - 1.02%
 +Black Box                                                 52,400    2,654,584
*+Tele Centro Oeste Celular
  Participacoes S.A. ADR                                   289,500    1,488,030
                                                                    -----------
                                                                      4,142,614
                                                                    -----------

                                                         Number of     Market
                                                           Shares      Value

Common Stock (continued)
Transportation - 3.86%
  Alexander & Baldwin                                      175,200  $ 4,819,752
 +Arkansas Best                                            116,600    2,874,190
*+Continental Airlines-Class B                              79,000    1,759,330
 +Kirby                                                    104,600    2,855,580
 +Yellow                                                   119,600    3,281,824
                                                                    -----------
                                                                     15,590,676
                                                                    -----------
Utilities - 1.66%
  Black Hills                                              106,600    3,774,706
  PNM Resources                                            112,600    2,927,600
                                                                    -----------
                                                                      6,702,306
                                                                    -----------
Total Common Stock
  (cost $305,648,048)                                               388,871,114
                                                                    -----------

Warrant - 0.01%
 +Magnum Hunter Resources                                   49,500       49,500
                                                                    -----------
Total Warrant (cost $0)                                                  49,500
                                                                    -----------

                                                        Principal
                                                          Amount
Repurchase Agreements- 4.35%
With BNP Paribas 1.77%
 6/3/02 (dated 5/31/02,
 collateralized by $4,918,000
 U.S. Treasury Bills due
 6/6/02, market value $4,916,350
 and $384,000 U.S. Treasury Notes
 5.75% due 4/30/03,
 market value $398,446 and $435,000
 U.S. Treasury Notes 6.00% due
 7/31/02, market value $446,196
 and $604,000 U.S. Treasury Notes
 5.75% due 8/15/03,
 market value $637,067 and $288,000
 U.S. Treasury Notes 7.50% due
 2/15/05, market value $323,669
 and $234,000 U.S. Treasury Notes
 6.50% due 5/15/05,
 market value $252,767)                                 $6,822,000    6,822,000
With J. P. Morgan Securities 1.72%
 6/3/02 (dated 5/31/02,
 collateralized by $4,003,000
 U.S. Treasury Notes 3.25% due
 5/31/04, market value $4,008,309)                       3,929,000    3,929,000

                                                   Delaware Small Cap Value Fund

Statement
  of Net Assets (continued)


                                                      Principal        Market
                                                        Amount         Value

Repurchase Agreements (continued)
With UBS Warburg 1.76%
  6/3/02 (dated 5/31/02,
  collateralized by $807,000
  U.S. Treasury Notes 5.50% due
  1/31/03, market value $840,163
  and $5,800,000 U.S. Treasury Notes
  5.75% due 8/15/03,
  market value $6,119,639)                            $6,821,000   $  6,821,000
                                                                   ------------
Total Repurchase Agreements
 (cost $17,572,000)                                                  17,572,000
                                                                   ------------

Total Market Value of Securities - 100.58%
 (cost $323,220,048)                                                406,492,614
Liabilities Net of Receivables
 and Other Assets - (0.58%)                                          (2,336,664)
                                                                   ------------
Net Assets Applicable to 12,920,541
 Shares Outstanding - 100.00%                                      $404,155,950
                                                                   ------------

Net Asset Value - Delaware Small Cap Value Fund
 Class A ($230,013,631 / 7,275,340 Shares)                               $31.62
                                                                         ------
Net Asset Value - Delaware Small Cap Value Fund
 Class B ($112,473,362 / 3,661,345 Shares)                               $30.72
                                                                         ------
Net Asset Value - Delaware Small Cap Value Fund
 Class C ($41,536,230 / 1,352,659 Shares)                                $30.71
                                                                         ------
Net Asset Value - Delaware Small Cap Value Fund
 Institutional Class ($20,132,727 / 631,197 Shares)                      $31.90
                                                                         ------

Components of Net Assets at May 31, 2002:
Shares of beneficial interest
 (unlimited authorization - no par)                                $299,975,237
Accumulated net investment loss                                        (485,680)
Accumulated net realized gain on investments                         21,393,827
Net unrealized appreciation of investments                           83,272,566
                                                                   ------------
Total net assets                                                   $404,155,950
                                                                   ============

+Non-income producing security for the period ended May 31, 2002.
*Security fully or partially on loan. See Note 7 in Notes to Financial
 Statements.

Summary of Abbreviations:
ADR -- American Depositary Receipts
REITs -- Real Estate Investment Trusts

Net Asset Value and Offering Price per Share -
 Delaware Small Cap Value Fund
Net asset value Class A (A)                                              $31.62
Sales charge (5.75% of offering price, or 6.10%
 of amount invested per share) (B)                                         1.93
                                                                         ------
Offering price                                                           $33.55
                                                                         ------

(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.





See accompanying notes

Statement                                  Delaware Small Cap Value Fund
  of Operations                            Period Ended May 31, 2002 (Unaudited)


Investment Income:
  Dividends                                              $2,292,618
  Interest                                                  213,166
  Securities lending income                                  49,694     $ 2,555,478
                                                         ----------     -----------
Expenses:
  Management fees                                         1,359,640
  Distribution expenses - Class A                           295,176
  Distribution expenses - Class B                           462,297
  Distribution expenses - Class C                           169,462
  Dividend disbursing and transfer agent fees and expenses  544,856
  Accounting and administration expenses                     72,000
  Reports and statements to shareholders                     34,000
  Registration fees                                          32,000
  Professional fees                                          20,150
  Custodian fees                                              6,819
  Trustees' fees                                              5,600
  Other                                                      43,728       3,045,728
                                                         ----------     -----------
  Less expenses paid indirectly                                              (4,570)
                                                                        -----------
  Total expenses                                                          3,041,158
                                                                        -----------
Net Investment Loss                                                        (485,680)
                                                                        -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                       22,063,741
  Net change in unrealized appreciation/depreciation of investments      36,532,519
                                                                        -----------
Net Realized and Unrealized Gain on Investments                          58,596,260
                                                                        -----------

Net Increase in Net Assets Resulting from Operations                    $58,110,580
                                                                        ===========

See accompanying notes

Statements
  of Changes in Net Assets                        Delaware Small Cap Value Fund

                                                                                                  Period Ended         Year Ended
                                                                                                    5/31/02             11/30/01
                                                                                                  (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment loss                                                                               $   (485,680)       $    (75,672)
Net realized gain on investments                                                                    22,063,741          29,713,962
Net change in unrealized appreciation/depreciation of investments                                   36,532,519          11,921,366
                                                                                                  ------------        ------------
Net increase in net assets resulting from operations                                                58,110,580          41,559,656
                                                                                                  ------------        ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                                                  --            (151,816)
   Class B                                                                                                  --                  --
   Class C                                                                                                  --                  --
   Institutional Class                                                                                      --             (41,829)

In excess of net investment income:
   Class A                                                                                                  --            (259,265)
   Class B                                                                                                  --                  --
   Class C                                                                                                  --                  --
   Institutional Class                                                                                      --             (18,690)

Net realized gain on investments:
   Class A                                                                                         (17,389,810)         (6,061,962)
   Class B                                                                                          (8,095,257)         (2,405,669)
   Class C                                                                                          (2,998,243)           (847,523)
   Institutional Class                                                                              (1,499,122)           (436,987)
                                                                                                  ------------        ------------
                                                                                                   (29,982,432)        (10,223,741)
                                                                                                  ------------        ------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                                          53,144,473          51,935,717
   Class B                                                                                          22,581,931          34,424,569
   Class C                                                                                           8,447,251          14,364,457
   Institutional Class                                                                               4,316,877           9,440,903

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                          16,160,369           6,104,223
   Class B                                                                                           7,394,611           2,222,790
   Class C                                                                                           2,807,912             800,851
   Institutional Class                                                                               1,580,182             501,323
                                                                                                  ------------        ------------
                                                                                                   116,433,606         119,794,833
                                                                                                  ------------        ------------
Cost of shares repurchased:
   Class A                                                                                         (38,554,873)        (46,066,782)
   Class B                                                                                          (8,546,668)        (18,386,222)
   Class C                                                                                          (4,293,111)         (6,841,518)
   Institutional Class                                                                              (5,631,197)         (4,230,519)
                                                                                                  ------------        ------------
                                                                                                   (57,025,849)        (75,525,041)
                                                                                                  ------------        ------------
Increase in net assets derived from capital share transactions                                      59,407,757          44,269,792
                                                                                                  ------------        ------------
Net Increase in Net Assets                                                                          87,535,905          75,605,707

Net Assets:
  Beginning of period                                                                              316,620,045         241,014,338
                                                                                                  ------------        ------------
  End of period                                                                                   $404,155,950        $316,620,045
                                                                                                  ============        ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                            Delaware Small Cap Value Fund Class A
                                                              Period
                                                               Ended                             Year Ended
                                                             5/31/02(1)  11/30/01     11/30/00    11/30/99    11/30/98     11/30/97
                                                            (Unaudited)
Net asset value, beginning of period                         $ 29.350    $ 25.980     $ 24.680    $ 25.480    $ 29.790     $ 25.780

Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.004)      0.059        0.091       0.098       0.215        0.131
Net realized and unrealized gain (loss) on investments          5.014       4.429        1.594      (0.735)     (2.285)       7.914
                                                             --------    --------     --------    --------    --------     --------
Total from investment operations                                5.010       4.488        1.685      (0.637)     (2.070)       8.045
                                                             --------    --------     --------    --------    --------     --------

Less dividends and distributions from:
Net investment income                                              --      (0.026)      (0.080)     (0.163)     (0.140)      (0.135)
In excess of net investment income                                 --      (0.045)          --          --          --           --
Net realized gain on investments                               (2.744)     (1.047)      (0.305)         --      (2.100)      (3.900)
                                                             --------    --------     --------    --------    --------     --------
Total dividends and distributions                              (2.744)     (1.118)      (0.385)     (0.163)     (2.240)      (4.035)
                                                             --------    --------     --------    --------    --------     --------

Net asset value, end of period                               $ 31.616    $ 29.350     $ 25.980    $ 24.680    $ 25.480     $ 29.790
                                                             ========    ========     ========    ========    ========     ========

Total return(3)                                                18.42%      17.66%        7.04%      (2.51%)     (7.47%)      36.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $230,014    $182,925     $151,044    $209,886    $271,192     $268,266
Ratio of expenses to average net assets                         1.43%       1.58%        1.68%       1.60%       1.39%        1.39%
Ratio of net investment income to average net assets           (0.02%)      0.21%        0.37%       0.38%       0.81%        0.51%
Portfolio turnover                                                12%         72%          56%         37%         38%          53%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the period ended May 31, 2002, and the years ended November 30, 2001, 2000, 1999 and 1997.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware Small Cap Value Fund Class B
                                                              Period
                                                              Ended                              Year Ended
                                                             5/31/02(1)  11/30/01     11/30/00    11/30/99    11/30/98     11/30/97
                                                            (Unaudited)
Net asset value, beginning of period                         $ 28.680   $ 25.520      $ 24.340    $ 25.140    $ 29.460     $ 25.570

Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.105)     (0.138)      (0.079)     (0.081)      0.052       (0.042)
Net realized and unrealized gain (loss) on investments          4.888       4.345        1.564      (0.719)     (2.272)       7.832
                                                             --------    --------     --------    --------    --------     --------
Total from investment operations                                4.783       4.207        1.485      (0.800)     (2.220)       7.790
                                                             --------    --------     --------    --------    --------     --------

Less dividends and distributions from:
Net realized gain on investments                               (2.744)     (1.047)      (0.305)     --          (2.100)      (3.900)
                                                             --------    --------     --------    --------    --------     --------
Total dividends and distributions                              (2.744)     (1.047)      (0.305)     --          (2.100)      (3.900)
                                                             --------    --------     --------    --------    --------     --------

Net asset value, end of period                               $ 30.719    $ 28.680     $ 25.520    $ 24.340    $ 25.140     $ 29.460
                                                             ========    ========     ========    ========    ========     ========

Total return(3)                                                18.05%      16.83%        6.27%      (3.18%)     (8.08%)      35.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $112,473    $ 83,648     $ 58,156    $ 76,894    $ 83,899     $ 39,733
Ratio of expenses to average net assets                         2.13%       2.28%        2.38%       2.30%       2.09%        2.09%
Ratio of net investment income to average net assets           (0.72%)     (0.49%)      (0.33%)     (0.32%)      0.11%       (0.19%)
Portfolio turnover                                                12%         72%          56%         37%         38%          53%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the period ended May 31, 2002, and the years ended November 30, 2001, 2000, 1999 and 1997.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware Small Cap Value Fund Class C
                                                              Period
                                                               Ended                             Year Ended
                                                             5/31/02(1)  11/30/01     11/30/00    11/30/99    11/30/98     11/30/97
                                                            (Unaudited)
Net asset value, beginning of period                         $ 28.670    $ 25.510     $ 24.320    $ 25.120    $ 29.440     $ 25.550

Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.105)     (0.135)      (0.079)     (0.081)      0.036       (0.033)
Net realized and unrealized gain (loss) on investments          4.886       4.342        1.574      (0.719)     (2.256)       7.823
                                                             --------    --------     --------    --------    --------     --------
Total from investment operations                                4.781       4.207        1.495      (0.800)     (2.220)       7.790
                                                             --------    --------     --------    --------    --------     --------

Less dividends and distributions from:
Net realized gain on investments                               (2.744)     (1.047)      (0.305)         --      (2.100)      (3.900)
                                                             --------    --------     --------    --------    --------     --------
Total dividends and distributions                              (2.744)     (1.047)      (0.305)         --      (2.100)      (3.900)
                                                             --------    --------     --------    --------    --------     --------

Net asset value, end of period                               $ 30.707    $ 28.670     $ 25.510    $ 24.320    $ 25.120     $ 29.440
                                                             ========    ========     ========    ========    ========     ========

Total return(3)                                                18.06%      16.88%        6.27%      (3.19%)     (8.08%)      35.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $ 41,536    $ 31,823     $ 20,822    $ 25,818    $ 31,041     $ 12,547
Ratio of expenses to average net assets                         2.13%       2.28%        2.38%       2.30%       2.09%        2.09%
Ratio of net investment income to average net assets           (0.72%)     (0.49%)      (0.33%)     (0.32%)      0.11%       (0.19%)
Portfolio turnover                                                12%         72%          56%         37%         38%          53%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the period ended May 31, 2002, and the years ended November 30, 2001, 2000, 1999 and 1997.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Small Cap Value Fund Institutional Class
                                                              Period
                                                               Ended                                               Year Ended
                                                             5/31/02(1)  11/30/01     11/30/00    11/30/99    11/30/98    11/30/97
                                                            (Unaudited)
Net asset value, beginning of period                         $ 29.540    $ 26.130     $ 24.830    $ 25.640    $ 29.950     $ 25.910

Income (loss) from investment operations:
Net investment income(2)                                        0.041       0.144        0.165       0.174       0.160        0.209
Net realized and unrealized gain (loss) on investments          5.059       4.458        1.600      (0.741)     (2.150)       7.936
                                                             --------    --------     --------    --------    --------     --------
Total from investment operations                                5.100       4.602        1.765      (0.567)     (1.990)       8.145
                                                             --------    --------     --------    --------    --------     --------

Less dividends and distributions from:
Net investment income                                              --      (0.100)      (0.160)     (0.243)     (0.220)      (0.205)
In excess of net investment income                                 --      (0.045)          --          --          --           --
Net realized gain on investments                               (2.744)     (1.047)      (0.305)         --      (2.100)      (3.900)
                                                             --------    --------     --------    --------    --------     --------
Total dividends and distributions                              (2.744)     (1.192)      (0.465)     (0.243)     (2.320)      (4.105)
                                                             --------    --------     --------    --------    --------     --------

Net asset value, end of period                               $ 31.896    $ 29.540     $ 26.130    $ 24.830    $ 25.640     $ 29.950
                                                             ========    ========     ========    ========    ========     ========

Total return(3)                                                18.57%      18.09%        7.35%      (2.23%)      (7.16%)     36.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $ 20,133    $ 18,224     $ 10,992    $ 10,936     $113,930    $ 14,878
Ratio of expenses to average net assets                         1.13%       1.28%        1.38%       1.30%        1.09%       1.09%
Ratio of net investment income to average net assets            0.28%       0.51%        0.67%       0.68%        1.11%       0.81%
Portfolio turnover                                                12%         72%          56%         37%          38%         53%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the period ended May 31, 2002, and the years ended November 30, 2001, 2000, 1999 and 1997.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                              Delaware Small Cap Value Fund
  to Financial Statements                          May 31, 2002 (Unaudited)

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Small-Cap Contrarian Fund, Delaware Small Cap Value Fund, and Delaware Retirement Income Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,351 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2002 were approximately $219. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribtion expenses are paid by Institutional Class shares.

At May 31, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

Investment management fee payable to DMC                              $79,698
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC                       $71,364
Other expenses payable to DMC and affiliates                          $47,075

For the period ended May 31, 2002, DDLP earned $41,992 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended May 31, 2002, the Fund made purchases of $111,401,850 and sales of $79,604,311 of investment securities other than U.S. government securities and short-term investments.

Notes
  to Financial Statements (continued)              Delaware Small Cap Value Fund

3. Investments (continued)
At May 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2002, the cost of investments was $323,220,048. At May 31, 2002, net unrealized appreciation was $83,272,566, of which $88,906,941 related to unrealized appreciation of investments and $5,634,375 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 30, 2001 were as follows:

                                                         05/31/02    11/30/01
                                                         --------    --------
   Ordinary income                                              --  $ 1,449,612
   Long-term capital gain                               29,982,432    8,774,129
                                                       -----------  -----------
   Total                                               $29,982,432  $10,223,741
                                                       ===========  ===========
5. Capital Shares
Transactions in capital stock shares were as follows:
                                                           Period       Year
                                                           Ended       Ended
                                                          5/31/02     11/30/01
Shares sold:
  Class A                                                1,732,842    1,816,496
  Class B                                                  759,526    1,224,026
  Class C                                                  283,643      509,840
  Institutional Class                                      140,436      324,925

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                  585,945      230,035
  Class B                                                  275,097       85,024
  Class C                                                  104,496       30,530
  Institutional Class                                       56,861       18,598
                                                       -----------  -----------
                                                         3,938,846    4,239,474
                                                       -----------  -----------
Shares repurchased:
  Class A                                               (1,276,381)  (1,626,738)
  Class B                                                 (289,600)    (671,404)
  Class C                                                 (145,396)    (246,802)
  Institutional Class                                     (182,948)    (147,298)
                                                       -----------  -----------
                                                        (1,894,325)  (2,692,242)
                                                       -----------  -----------
Net increase                                             2,044,521    1,547,232
                                                       ===========   ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2002, or at any time during the fiscal year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at May 31, 2002 was $28,019,905 and $28,486,831 respectively.

8. Credit and Market Risk
The Fund invests a significant portion of its assets in small-and medium-sized companies and may be subject to certain risks associated with ownership of securities of small-and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                         William E. Dodge                            Investment Manager
Chairman                                         Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds             Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                             Delaware International Advisers Ltd.
Board Chairman                                   Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                       Executive Vice President and
King of Prussia, PA                              Head of Fixed Income                        National Distributor
                                                 Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                                  Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds             Richard J. Flannery                         Shareholder Servicing, Dividend
Philadelphia, PA                                 President and Chief Executive Officer       Disbursing and Transfer Agent
                                                 Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                                   Philadelphia, PA                            2005 Market Street
Private Investor                                                                             Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                             For Shareholders
John A. Fry                                                                                  800 523-1918
Executive Vice President
University of Pennsylvania                                                                   For Securities Dealers and Financial
Philadelphia, PA                                                                             Institutions Representatives Only
                                                                                             800 362-7500
Anthony D. Knerr
Consultant                                                                                   Web site
Anthony Knerr & Associates                                                                   www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6220)                                                                                                            Printed in the USA
SA-021 [5/02] BUR 7/02                                                                                                         J8346